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                                                                   EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-18265 of Biofield Corp. on Form S-8 of our report dated February 18, 1997 appearing in this Annual Report on Form 10-K of Biofield Corp. for the year ended December 31, 1996.

DELOITTE & TOUCHE LLP
Atlanta, Georgia
March 21, 1997